The Best Things Come OUT OF THE BLUE Lehman Brothers 2006 Financial Services Conference September 12-14, 2006 Exhibit 99.1

The Best Things Come OUT OF THE BLUE

Forward Looking Statements
This presentation includes “forward-looking statements” within the meaning of the federal securities laws. Words such as “believes,”
“estimates,” “plans,” “expects,” “should,” “may,” “might,” “outlook,” and “anticipates,” and similar expressions, as they relate to BancGroup
(including its subsidiaries or its management), are intended to identify forward-looking statements. The forward-looking statements in this presentation are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. In addition to factors mentioned elsewhere in this presentation or previously disclosed in BancGroup’s SEC reports
(accessible on the SEC’s website at www.sec.gov or on BancGroup’s website at www.colonialbank.com), the following factors, among others, could cause actual results to differ materially from forward-looking statements and future results could differ materially from historical performance. These factors are not exclusive:
• deposit attrition, customer loss, or revenue loss in the ordinary course of business;
• increases in competitive pressure in the banking industry;
• costs or difficulties related to the integration of the businesses of BancGroup and institutions it acquires are greater than expected;
• the inability of BancGroup to realize elements of its strategic plans for 2006 and beyond;
• changes in the interest rate environment which expand or reduce margins or adversely affect critical estimates as applied and projected returns on investments;
• economic conditions affecting real estate values and transactions in BancGroup’s market and/or general economic conditions, either nationally or regionally, that are less favorable then expected;
• natural disasters in BancGroup’s primary market areas which result in prolonged business disruption or materially impair the value of collateral securing loans;
• management’s assumptions and estimates underlying critical accounting policies prove to be inadequate or materially incorrect or are not borne out by subsequent events;
• strategies to manage interest rate risk may yield results other than those anticipated;
• changes which may occur in the regulatory environment;
• a significant rate of inflation (deflation);
• acts of terrorism or war; and
• changes in the securities markets.
Many of these factors are beyond BancGroup’s control. The reader is cautioned not to place undue reliance on any forward looking statements made by or on behalf of BancGroup. Any such statement speaks only as of the date the statement was made or as of such date that may be referenced within the statement. BancGroup does not undertake any obligation to update or revise any forward-looking statements.

The Best Things Come OUT OF THE BLUE

$23 Billion in Assets with 299 Branches
27
th*
Largest U.S. Commercial Bank
Proven Community Banking Philosophy with Regional Bank
Management and Local Boards of Directors
Consistent Earnings Per Share Growth – 3 year CAGR 9%
Overview
*Source:  SNL Financial

The Best Things Come OUT OF THE BLUE

FL
58%
Corp
9%
GA
6%
AL
17%
TX
6%
NV
4%
NV
14
TX
13
FL
162
GA
18
AL
92
FL
60%
AL
23%
TX
4%
GA
5%
NV
5%
Corp
3%
70%
1
of Colonial’s Deposits are in three of the four fastest growing states in the
U.S* - Florida, Georgia and Nevada
Branches, Assets and Deposits by State at 6/30/06 are as follows:
In the Right Places
299 Branches $23 Billion in Assets $17 Billion in Deposits
1 At 6/30/06
*Population change from 2000-2005
Source: US Census Bureau

The Best Things Come OUT OF THE BLUE

Superior Projected Population Growth
2006 - 2011 Population Growth
Colonial BancGroup, Inc. 11.94%
SunTrust Banks, Inc. 10.24
South Financial Group, Inc. 9.83
Compass Bancshares, Inc. 9.72
Synovus Financial Corp. 8.78
Wachovia Corporation 8.60
BB&T Corporation 7.72
Whitney Holding Corporation 7.07
Bank of America Corporation 6.68
Regions Financial Corporation 6.49
Trustmark Corporation 5.59
BancorpSouth, Inc. 4.78
First Horizon National Corporation 4.23
Fifth Third Bancorp 4.20
Median 7.39%
Low 4.20
High 11.94
Source: SNL Financial.
Deposit data as of 6/30/05.
Population growth deposit weighted by county.

The Best Things Come OUT OF THE BLUE

Florida, now the 4
th
most populous state in the U.S. with 17 million, is projected to pass New York in total population by 2011*
6
th
largest commercial bank in Florida – 5
th
largest after AmSouth/Regions
merger
Florida at 6/30/06:
• 60% of Deposits in Florida – Total Deposits of $9.9 Billion
• 58% of Assets in Florida – Total Assets of $13.3 Billion
• 54% of Branches in Florida – Total Branches – 162
Strong loan and deposit growth
• Loans
1
grew 13% annualized from 12/31/05
• Deposits grew 21% annualized from 12/31/05
Aggressive De Novo Branching Strategy
• Plan to open 7 branches in 2006 and 10-20 over the next two years
Florida Franchise
1 Excluding Mortgage Warehouse Lending
*Source: SNL Financial

Florida Franchise and Current Population
7 Planned Branches through 12/31/06 Current Branches
Current Population
2,500,000
500,000
100,000
Current Population
2,500,000
500,000
100,000
PANHANDLE
Assets = $400 Million
Deposits = $56 Million
2 Branches
CENTRAL FLORIDA
Assets = $3.5 Billion
Deposits = $3.1 Billion
60 Branches
MORTGAGE WHSE.
Assets = $2.9 Billion
Deposits = $1.0 Billion
SOUTH FLORIDA
Assets = $3.5 Billion
Deposits = $3.0 Billion
46 Branches
FLORIDA WEST COAST
Assets = $3.0 Billion
Deposits = $2.8 Billion
54 Branches
Planned Branches beyond 12/31/06

The Best Things Come OUT OF THE BLUE

Regional Bank Management Structure
• Regional Lending CEOs
• Regional Retail Banking CEOs
Local Boards of Directors
Local Expertise in Lending Decisions
Community Bank Philosophy with Convenience and Broad Product
Line
Proven Community Banking Philosophy

8

The Best Things Come OUT OF THE BLUE 9 Retail Banking * * * * *

The Best Things Come OUT OF THE BLUE

Key Initiatives:
• Non-Time Deposit Growth
• Noninterest Income Growth
• Enhanced Consumer Services
• Strategic Marketing Plan
Retail Banking – Adding Value to the Franchise
• Convenience in Markets Served
• Sales Training Program
• Sales Incentive Plans
Needs-based sales and service approach enhanced by:
Tactics:
• Promote Consumer Checking and Business
Banking Products
• Target Deposit Service Charges and Lines
of Business Revenues
• Image Functionality Added to Online
Banking Services, Free Bill Pay
• Improved mix and frequency of Direct Mail,
Sales Leads, Newspaper, Radio and Branch
Collateral

The Best Things Come OUT OF THE BLUE

Key Initiatives:
• Enhanced business banking product offerings
• Streamlined loan approval process for lines of credit
• Aligned business banking production with Retail line of business
• 100% increase in loan production over 2005 results
Retail Banking – 2006 Non-Time Deposit Growth Initiatives
Key Initiatives:
• Focus on weekly account acquisition targets and net account growth
• Increased emphasis on cross selling of Online Banking and Bill Pay
• 40% increase in On-line banking enrollments over 2005 results
• 425% increase in Bill Pay enrollments over 2005 results
Personal Deposits Objectives:
50% increase in noninterest account openings
Continued emphasis on deposit growth in non-time
accounts
Business Banking Objectives:
35% Increase in Business Banking checking openings
30% Increase in Business Banking loan production

The Best Things Come OUT OF THE BLUE

Retail Banking Noninterest Income Growth Initiatives
Deposit Service Charges
• Weekly tracking on net account growth in non-interest bearing accounts
• Capitalize on the convenience of the franchise to price competitively with peer sized banks
Financial Planning Services
• Focus on building recurring revenue-managed money, insurance and retirement plans
• Focus on products/services for commercial and private banking clients
• Currently have 46 financial consultants – planning to increase consultants to 60 by the end of 2006
• 352 Licensed Fixed Annuity Reps; Series 6 program with 60
professionals focused on mutual fund sales and variable annuity business
• Renewed emphasis on selling Trust Services and Asset Management
Mortgage Banking
• Strategic partnership with secondary product providers to increase breadth of programs and saleable loan production
• Talented management that is focused on recruiting and retaining top producing originators that integrate well into the Retail franchise
Objective:     25% of our revenue from fee based services

The Best Things Come OUT OF THE BLUE 13 Direct Mail Ads for Free Checking

The Best Things Come OUT OF THE BLUE 14 Marketing for Business Banking

The Best Things Come OUT OF THE BLUE 15 Marketing for Mortgage Financing

The Best Things Come OUT OF THE BLUE 16 Enhancements for Online Banking/Bill Pay

The Best Things Come OUT OF THE BLUE

Retail Banking- Adding Value to the Franchise
Expanding branch network that offers marketplace convenience
Aligned our products/services, sales tracking and compensation plans with measurable results that deliver growth in low cost deposits and fee revenue
Restructured management and business line functions to focus on
Retail Banking
Acquiring new relationships while expanding and retaining
profitable customers through an integrated marketing plan

The Best Things Come OUT OF THE BLUE 18 Financial Highlights * * * * *

The Best Things Come OUT OF THE BLUE

$0.85
$1.06
$1.26
$1.16
$1.31
$1.52
$0.75
$0.41
$0.43
2001 2002 2003 2004 2005 YTD
6/30/05
YTD
6/30/06
2Q05 2Q06
(diluted)
Earnings Per Share
19%
(8)%
13%
16%
5%
13%
3 Year CAGR = 9%
2003 - 2005

The Best Things Come OUT OF THE BLUE 20 $422 $455 $495 $567 $174 $192 2001 2002 2003 2004 2005 2Q05 2Q06 $709 Net Interest Income ($ in millions) 8% 9% 15% 10% 25% 3 Year CAGR = 13% 2003 - 2005 68%

The Best Things Come OUT OF THE BLUE

$13,988
$10,862
$9,419
$8,734
$8,433
$13,489
$15,714
2001 2002 2003 2004 2005 2Q05 2Q06
Average Deposits
4%
8%
15%
1 Excluding acquisitions, sale of branches, and brokered deposits
14%
1
($ in millions)
16.5%
16%
1
29%
3 Year CAGR = 14%
2003 - 2005
86%

The Best Things Come OUT OF THE BLUE

3.36%
3.41%
3.45%
3.49%
3.53%
3.58%
3.64%
3.72%
3.78%
3.85%
3.86%
3.81%
3.10%
3.20%
3.30%
3.40%
3.50%
3.60%
3.70%
3.80%
3.90%
3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06
Net Interest Margin

The Best Things Come OUT OF THE BLUE

Effective Net Interest Income Management
Earning Asset growth in high quality floating / adjustable rate assets
• 67% of earning assets are floating or adjustable rate at 6/30/06
Conservative balance sheet management
• Securitized mortgage warehouse assets - averaged $1.5 billion in 2Q06 and YTD 2006
• Increased by $500 million in the third quarter 2006
• Securities portfolio comprised just 14% of earning assets at 6/30/06
• Slightly asset sensitive
Improved funding mix
• Average deposits funded 78% of average earning assets in 2Q06 vs. 72%
in 2Q05
• 58% of average deposits were non-time deposits in 2Q06
• 19% of average deposits were non-interest bearing in 2Q06

The Best Things Come OUT OF THE BLUE

Second Quarter Summary
Record EPS of $0.43
No Unusual Transactions
Net interest income increased 10% over prior year 2Q
Core fee based services increased 8% linked quarter
Excellent credit quality
Strong loan growth and good deposit growth

The Best Things Come OUT OF THE BLUE 25 Credit * * * * *

The Best Things Come OUT OF THE BLUE

Solid and Proven Policies and Underwriting
• We focus on lending to individuals and companies we know
• We avoid  “speculative” projects
• We ensure strong guarantor support on our loans
• We have a comprehensive Limit Model for CRE/Construction exposure
• Model sets limits for each property type, MSA, and property type within each
MSA
• Limits are set based on risk factors such as property type metrics (vacancy rates, rental rates, absorption rates, price trends), Colonial’s past history within property type, population levels, industry outlook, etc.
Strong Committee Process
• Low individual lending authorities
• Multi-tiered Committees
• Regional Director involvement
Experienced Credit Group
• Active involvement by CEO and CCO
• Credit Review Area
• Risk Management Team
Credit Process

The Best Things Come OUT OF THE BLUE

Excellent Credit Quality
Nonperforming Assets ratio hit a new record low of 0.18% at 6/30/06
Annualized Net Charge-Off Ratio was 0.04% 2Q06 and 0.15% YTD
Past dues > 30 days were 0.41% of net loans, down from 0.53% at
3/31/06
Allowance for loan losses was 1.14%, or 649% of nonperforming assets

The Best Things Come OUT OF THE BLUE

0.65%
0.78%
0.64%
0.54%
0.55%
0.60%
0.71%
0.84%
0.85%
0.29%
0.21%
0.78%
1.17%
1.25%
0.18%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
'92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 6/30/06
All FDIC Insured Commercial Banks
Colonial BancGroup
(as originally reported)
NPAs Consistently Below Industry

The Best Things Come OUT OF THE BLUE

0.47%
0.51%
0.09%
0.19%
0.15%
0.14%
0.33%
0.13%
0.18%
0.04%¹
0.23%
0.23%
0.21%
0.21%
0.28%
0.29%
0.31%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
'91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 YTD
6/30/06
2Q06
All FDIC Insured Commercial Banks
Southern Regionals*
Colonial BancGroup
Net Charge-Offs/Average Loans
*Source: KBW
1 Annualized
1
(as originally reported)

The Best Things Come OUT OF THE BLUE

Why Invest in Colonial BancGroup?
High Growth Company in the Right Locations for Continued Success
Conservative Lending Philosophy
• Excellent net charge-off history
Opportunity to Improve
• Our goal is to have 25% of our revenue from fee based services
Experienced and Strong Management Team
• Delivered best shareholder returns in the Southern United States for 1,
3, and 5 year returns
1
; 15% in 2005 v. S&P Bank Index (4.76%)
16 Years of Increased Dividends: $0.68* for 2006
1
Source: Wall Street Journal “Compound Annual Total Returns through 12/31/05”
*Estimated

The Best Things Come OUT OF THE BLUE 31 Supplemental Information * * * * *

The Best Things Come OUT OF THE BLUE 32 Colonial 15.34% 15.34% S&P 500 Index 4.91% S&P Bank Index (4.76)% 2005 Total Shareholder Return

COMPANY NAME
STOCK
SYMBOL
ONE-YEAR
RETURN (%)
SURPLUS/DEFICIT
RELATIVE TO INDUSTRY
3-YEAR
AVERAGE
RETURN (%)
SURPLUS/DEFICIT
RELATIVE TO
INDUSTRY
5-YEAR
AVERAGE
RETURN (%)
SURPLUS/DEFICIT
RELATIVE TO
INDUSTRY
10-YEAR
AVERAGE
RETURN (%)
SURPLUS/DEFICIT
RELATIVE TO INDUSTRY
Hudson City Bancorp HCBK 8.06 5.96 30.50 14.00 33.61 21.81 NA NA
People's Bank PBCT 23.39 21.30 46.35 29.85 27.91 16.12 23.80 8.42
Bank of Hawaii BOH 4.44 2.34 22.47 5.97 27.28 15.49 14.56 -0.83
UnionBanCal UB 9.21 7.11 23.54 7.04 26.60 14.81 17.26 1.88
East West Bancorp EWBC -12.54 -14.64 27.42 10.92 24.86 13.07 NA NA
Independence Community Ban ICBC -3.98 -6.08 19.09 2.59 22.75 10.96 NA NA
Sovereign Bancorp SOV -3.37 -5.46 16.20 -0.30 22.52 10.73 13.33 -2.05
Colonial Bancgroup CNB 15.37 13.28 30.20 13.70 21.47 9.68 15.22 -0.17
Cathay General Bancorp CATY -3.13 -5.22 25.05 8.55 21.10 9.31 27.12 11.73
Bank of America BAC 2.40 0.31 14.35 -2.15 19.57 7.78 14.09 -1.29
Hudson United Bancorp HU 10.03 7.93 14.32 -2.17 19.10 7.31 12.75 -2.64
Compass Bancshares CBSS 2.16 0.07 19.11 2.61 18.84 7.05 16.39 1.00
South Financial Group TSFG -13.45 -15.55 12.54 -3.96 18.58 6.79 8.85 -6.54
Wachovia Corp. WB 4.31 2.21 17.12 0.62 17.40 5.61 10.51 -4.87
Commerce Bancorp CBH 8.40 6.31 18.50 2.00 16.73 4.94 28.19 12.80
New York Community Bancorp NYB -15.01 -17.10 5.06 -11.44 16.61 4.82 26.38 11.00
AmSouth Bancorp ASO 5.19 3.10 15.45 -1.05 16.22 4.43 12.31 -3.07
Associated Banc-Corp ASBC 1.19 -0.90 16.76 0.26 16.00 4.21 11.69 -3.70
City National CYN 4.64 2.55 20.48 3.99 15.44 3.65 20.11 4.73
Golden West Financial GDW 7.91 5.81 23.00 6.50 14.84 3.05 22.38 7.00
Sky Financial Group SKYF 0.13 -1.96 15.60 -0.90 14.67 2.87 13.21 -2.18
North Fork Bancorp NFB -2.00 -4.09 10.15 -6.35 14.21 2.41 20.74 5.35
Marshall & Ilsley MI -0.48 -2.58 18.81 2.31 13.43 1.64 15.00 -0.38
Astoria Financial AF 13.67 11.58 21.00 4.50 13.18 1.39 17.21 1.82
Regions Financial RF 0.03 -2.07 11.97 -4.52 12.99 1.20 10.53 -4.86
Webster Financial WBS -5.39 -7.48 12.75 -3.75 12.94 1.15 14.56 -0.83
Popular BPOP -24.72 -26.81 10.58 -5.92 12.82 1.02 18.63 3.25
Huntington Bancshares HBAN -0.51 -2.61 11.98 -4.52 11.91 0.12 8.70 -6.68
M&T Bank MTB 2.83 0.74 12.95 -3.55 11.55 -0.24 18.94 3.56
Commerce Bancshares CBSH 11.08 8.98 17.53 1.03 11.30 -0.49 14.68 -0.71
Fulton Financial FULT -2.49 -4.59 14.69 -1.80 10.06 -1.73 15.47 0.08
U.S. Bancorp USB -0.46 -2.56 16.93 0.43 9.41 -2.39 19.84 4.45
First Horizon National FHN -6.92 -9.02 6.08 -10.42 9.40 -2.39 13.22 -2.17
Washington Federal WFSL -1.40 -3.49 10.93 -5.57 9.24 -2.55 12.03 -3.35
Mercantile Bankshares MRBK 11.17 9.08 16.95 0.45 8.65 -3.15 15.03 -0.36
Wilmington Trust WL 11.22 9.13 10.72 -5.78 8.13 -3.67 13.33 -2.06
Washington Mutual WM 7.81 5.72 12.61 -3.89 8.07 -3.72 16.56 1.17
IndyMac Bancorp NDE 17.84 15.74 32.63 16.13 7.90 -3.90 14.05 -1.34
KeyCorp KEY 1.02 -1.07 14.04 -2.46 7.88 -3.91 10.49 -4.89
Cullen/Frost Bankers CFR 13.15 11.06 20.92 4.43 7.78 -4.01 18.63 3.24
National City NCC -6.77 -8.86 11.51 -4.99 7.42 -4.37 11.61 -3.77
TCF Financial TCB -12.87 -14.96 10.69 -5.81 6.89 -4.90 15.49 0.11
SunTrust Banks STI 1.51 -0.58 11.78 -4.72 5.84 -5.95 10.44 -4.95
Zions Bancorp ZION 13.34 11.25 26.84 10.35 5.82 -5.98 16.10 0.71
BB&T BBT 3.39 1.30 8.04 -8.46 5.81 -5.98 15.75 0.36
Valley National Bancorp VLY -5.11 -7.20 5.44 -11.05 5.47 -6.32 12.28 -3.11
Wells Fargo WFC 4.48 2.39 13.81 -2.69 5.33 -6.46 17.19 1.80
Downey Financial DSL 20.69 18.60 21.48 4.98 5.26 -6.53 19.27 3.88
FirstMerit FMER -5.22 -7.31 10.71 -5.79 3.45 -8.34 9.50 -5.89
Citigroup C 4.62 2.53 15.03 -1.47 2.98 -8.81 19.60 4.21
Comerica CMA -3.39 -5.48 13.85 -2.65 2.80 -9.00 11.35 -4.04
Synovus Financial SNV -3.02 -5.11 14.72 -1.78 2.58 -9.21 14.70 -0.68
J.P. Morgan Chase JPM 5.72 3.63 23.13 6.63 1.33 -10.46 10.79 -4.59
PNC Financial Services PNC 11.68 9.59 18.32 1.82 0.36 -11.43 10.69 -4.70
Fifth Third Bancorp FITB -17.25 -19.34 -11.21 -27.71 -6.71 -18.50 12.11 -3.27
Northern Trust NTRS 8.58 6.49 15.94 -0.55 -7.23 -19.03 15.59 0.20
Bank of New York BK -1.89 -3.99 13.02 -3.48 -8.20 -19.99 12.62 -2.77
Industry Group Average 2.09 16.50 11.79 15.39
Source:  Wall Street Journal, Shareholder Scoreboard, February 27, 2006
Performance of 1,000 Major U.S. Companies Compared With Their Peers in 76 Industry Groups - Banks
This table shows the performance of the 1,000 Shareholder Scoreboard companies relative to others in their own industries. The returns are compound annual total returns -- including price changes and reinvestments from any dividends or other cash or noncash distributions -- for periods through year-end 2005. Also shown is the number of percentage points by which each company's performance beat or trailed the industry average. Within each industry, most companies are ranked on five-year returns; companies that haven't been publicly traded for at least five years are ranked on three-year or one-year returns, depending on how long they have been traded. Although the published returns are rounded to the nearest 10th of a percentage point, rankings are based on numbers carried out to at least seven decimal places. Rankings are by L.E.K. Consulting LLC, based on data from Dow Jones & Co., Hemscott, Inc. a division of Hemscott PLC, and
SunGard Market Data Services.

COMPANY NAME
STOCK
SYMBOL
ONE-YEAR
RETURN (%)
SURPLUS/DEFICIT
RELATIVE TO INDUSTRY
3-YEAR
AVERAGE
RETURN (%)
SURPLUS/DEFICIT
RELATIVE TO
INDUSTRY
5-YEAR
AVERAGE
RETURN (%)
SURPLUS/DEFICIT
RELATIVE TO
INDUSTRY
10-YEAR
AVERAGE
RETURN (%)
SURPLUS/DEFICIT
RELATIVE TO INDUSTRY
Colonial Bancgroup CNB 15.37 13.28 30.20 13.70 21.47 9.68 15.22 -0.17
Compass Bancshares CBSS 2.16 0.07 19.11 2.61 18.84 7.05 16.39 1.00
South Financial Group TSFG -13.45 -15.55 12.54 -3.96 18.58 6.79 8.85 -6.54
Wachovia Corp. WB 4.31 2.21 17.12 0.62 17.40 5.61 10.51 -4.87
AmSouth Bancorp ASO 5.19 3.10 15.45 -1.05 16.22 4.43 12.31 -3.07
Regions Financial RF 0.03 -2.07 11.97 -4.52 12.99 1.20 10.53 -4.86
SunTrust Banks STI 1.51 -0.58 11.78 -4.72 5.84 -5.95 10.44 -4.95
BB&T BBT 3.39 1.30 8.04 -8.46 5.81 -5.98 15.75 0.36
Synovus Financial SNV -3.02 -5.11 14.72 -1.78 2.58 -9.21 14.70 -0.68
Fifth Third Bancorp FITB -17.25 -19.34 -11.21 -27.71 -6.71 -18.50 12.11 -3.27
Source:  Wall Street Journal, Shareholder Scoreboard, February 27, 2006
Performance of 1,000 Major U.S. Companies Compared With Their Peers in 76 Industry Groups
Banks
Southeastern Peers
This table shows the performance of the 1,000 Shareholder Scoreboard companies relative to others in their own industries. The returns are compound annual total returns -- including price changes and reinvestments from any dividends or other cash or noncash distributions -- for periods through year-end 2005. Also shown is the number of percentage points by which each company's performance beat or trailed the industry average. Within each industry, most companies are ranked on five-year returns; companies that haven't been publicly traded for at least five years are ranked on three-year or one-year returns, depending on how long they have been traded. Although the published returns are rounded to the nearest 10th of a percentage point, rankings are based on numbers carried out to at least seven decimal places. Rankings are by L.E.K. Consulting LLC, based on data from Dow Jones & Co., Hemscott,
Inc. a division of Hemscott PLC, and SunGard Market Data Services.

The Best Things Come OUT OF THE BLUE

$.68
$.61
$.58
$.56
$.52
$.48
$.44
$.38
$.34
$.30
$.27
$.22
$.15
$.16
$.17
$.18
$.20
$0
$0
$0
$0
$0
$1
$1
$1
'90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06
16 YEARS OF INCREASED DIVIDENDS
Solid Dividend Growth
*Estimated
*
11%

The Best Things Come OUT OF THE BLUE

U.S. Commercial Banks at 3/31/06
($ in thousands)
Source: SNL Financial
Total Assets
03/06 Q
Company Name ($000)
1
Citigroup Inc. 1,586,201,000
2
Bank of America Corporation 1,375,080,000
3
JPMorgan Chase & Co. 1,273,282,000
4
Wachovia Corporation 541,842,000
5
Wells Fargo & Company 492,428,000
6
U.S. Bancorp 209,907,000
7
SunTrust Banks, Inc. 178,876,476
8
National City Corporation 140,231,011
9
BB&T Corporation 110,033,689
10
Fifth Third Bancorp 105,044,000
11
Bank of New York Company, Inc. 103,611,000
12
KeyCorp 93,391,000
13
PNC Financial Services Group, Inc. 93,257,000
14
Regions Financial Corporation 84,594,518
15
Comerica Incorporated 56,441,000
16
M&T Bank Corporation 55,419,862
17
AmSouth Bancorporation 52,858,162
18
Northern Trust Corporation 50,195,000
19
Marshall & Ilsley Corporation 47,334,581
20
Zions Bancorporation 43,318,029
21
Commerce Bancorp, Inc. 40,692,382
22
Mellon Financial Corporation 37,921,000
23
First Horizon National Corporation 37,300,975
24
Huntington Bancshares Incorporated 35,665,909
25
Compass Bancshares, Inc. 32,782,179
26
Synovus Financial Corp. 29,161,177
27
Colonial BancGroup, Inc. 21,968,538
28
Associated Banc-Corp 21,518,860

The Best Things Come OUT OF THE BLUE

Noninterest Income
($ in millions)
2Q06 1Q06 $ Change % Change
Service charges 15.3 $      14.2 $     1.1 $        8%
Financial planning services 3.7           3.1          0.6           19%
Electronic banking 4.3           4.1          0.2           5%
Mortgage banking 3.8           2.9          0.9           31%
Mortgage warehouse fees 6.0           6.3          (0.3)          -5%
Bank-owned life insurance 4.0           4.0          -             -
Other retail banking fees 3.7           3.6          0.1           3%
Other income 4.1           2.2          1.9           86%
        Subtotal 44.9         40.4        4.5           11%
Goldleaf income (sold 1Q06) -             1.2          (1.2)          -100%
        Core Noninterest Income 44.9         41.6        3.3           8%
Securities and derivatives gains (losses), net -             4.2          (4.2)          -100%
Gain on sale of Goldleaf -             2.8          (2.8)          -100%
        Total Noninterest Income 44.9 $      48.6 $     (3.7) $       -8%
Annualized Noninterest Income to Average Assets (1) 0.82% 0.78%
Noninterest Income to Total Revenue (1) 18.9% 18.1%
(1)   Core noninterest income was used in the calculation

The Best Things Come OUT OF THE BLUE

Noninterest Expense
($ in millions)
2Q06 1Q06 $ Change % Change
Salaries and employee benefits 70.9 $       68.8 $      2.1 $        3%
Occupancy expense of bank premises, net 16.4          15.5         0.9           6%
Furniture and equipment expense 11.9          11.4         0.5           4%
Professional services 4.9            4.4           0.5           11%
Amortization of intangibles 3.1            3.1           -             -
Advertising 3.1            2.9           0.2           7%
Communications 2.5            2.6           (0.1)          -4%
Electronic banking expense 1.4            1.3           0.1           8%
Operating supplies 1.3            1.4           (0.1)          -7%
Other expense 15.7          14.5         1.2           8%
        Total Noninterest Expense 131.2 $     125.9 $    5.3 $        4%
Efficiency Ratio (1) 55.31% 54.73%
Annualized Noninterest Expense to Average Assets 2.39% 2.34%
(1)   Core noninterest income was used in calculation, see components on Noninterest Income slide

The Best Things Come OUT OF THE BLUE 39 RE Construction 39.0% Residential RE 20.0% MWL 2.4% Commercial 7.4% Consumer and Other 2.5% CRE 28.7% Loan Portfolio Distribution (as of June 30, 2006)

The Best Things Come OUT OF THE BLUE

CRE Loan Portfolio Distribution
27.1% Owner Occupied
Average loan size = $617M
Characteristics of 75 largest loans:
• Total $796 million and represent
17.8% of CRE portfolio
• Average loan to value ratio is 69%
• Average debt coverage ratio = 1.40x
(as of June 30, 2006)
Office
21.5%
Warehouse
13.0%
Other
10.0%
Multi-Family
9.2%
Healthcare
7.1%
Lodging
6.0%
Church/
School
4.5%
Industrial
1.8%
Recreation
1.5%
Retail
25.4%

The Best Things Come OUT OF THE BLUE

Construction Loan Portfolio Distribution
(as of June 30, 2006)
Average loan size = $732M
Characteristics of 75 largest loans:
• Total $1.3 billion and
represent 20.9% of portfolio
• Average loan to value ratio is
63.6%
Land Only
24.7%
Residential
Home
Construction
16.5%
Office
3.3% Multi-Family
3.1%
Other
5.4%
Commercial
Development
5.6%
Retail
5.6%
Condo
7.7%
Residential
Development
and Lots
28.1%

The Best Things Come OUT OF THE BLUE

We appreciate your time and interest in
Colonial BancGroup.
Robert E. Lowder
Chairman and CEO
Colonial BancGroup
Sarah H. Moore
Chief Financial Officer
Colonial BancGroup
Patti Hill
Chief Operating Officer
Colonial BancGroup
Glenda Allred
Director of Investor Relations
Colonial BancGroup
Ph. 334-240-5008